Exhibit 99.2

FiberTower Corporation Second Quarter 2011 Results August 5, 2011 Draft 7

Safe Harbor Statement Statements included in this presentation which are not historical in nature are “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, or SEC, in its rules, regulations and releases. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These include statements regarding, among other things, our future financial performance and results of operations, including our expected range of 2011 capital expenditures, our financial and business prospects, the deployment of services, capital requirements, financing prospects, planned capital expenditures, expected cost per site, anticipated customer growth, expansion plans, and anticipated cash balances. There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially from those expressed or implied by these forward-looking statements. These include, among other things, negative cash flows and operating and net losses, additional liquidity requirements, potential loss of significant customers, downturns in the wireless communication industry, regulatory costs and restrictions, potential loss of FCC licenses, equipment supply disruptions and cost increases, competition from alternative backhaul service providers and technologies, along with those risk factors described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Kurt Van Wagenen – Second Quarter Discussion

Second Quarter 2011 Overview Revenue increased year-over-year; decreased sequentially, reflecting disconnections Adjusted EBITDA improved sequentially through cost reductions/controls Q2 cash balance of $12.4 million including $3.4 million in collected ETLs Deployed 27 new sites for 6% site growth New sales booked with 12-month paybacks

Financial Highlights Capital Expenditures Revenue/Deployed Site* $ in millions, except revenue per deployed site * Excluding ETL of $0.3 million for Q210 and $3.4 million for Q211; Definitions and reconciliations to GAAP are at the end of the presentation. 11% 4% $2.2M $2.6M Revenue* Adjusted EBITDA* Q3 '09 Q3 '10

Number of New Sites* Operating Highlights Billing Customer Locations Co-location Rate * Deployed sites are net of decommissions Deployed Sites*

2011 Challenges and Priorities Priorities Revenue Growth Leverage strong customer relationships Success-based Ethernet deployments Microwave extension link opportunities Exceed customer installation timelines Targeted Capital Investment Existing customer commitments Short payback, high return projects Advanced technology deployments Optimize Adjusted EBITDA Diligent cost management Quick turn-up of high margin revenue Pursue New Funding Alternatives Challenges Accelerating change in industry dynamics and increasing competition Customer terminations associated with technology shift from TDM to Ethernet Need for incremental funding to support new business pipeline

Thomas Scott - Financial Review

 Q2 2011 Highlights 11% Y-O-Y improvement in revenue, net of ETL $2.2M Y-O-Y improvement in Adjusted EBITDA, net of ETL * Sales and Marketing, General and Administrative Definitions and reconciliations to GAAP are at the end of the presentation. ($ in millions, except EPS and Rev/Site) June 30 June 30 2010 2011 % Change Revenue 18.4 $ 23.4 $ 27.4% Revenue, net of ETL 18.1 $ 20.0 $ 10.7% Cost of Revenue 15.2 $ 19.0 $ 25.1% S&M and G&A* 5.7 $ 4.1 $ (29.3)% Adjusted EBITDA (0.7) $ 4.6 $ 774.0% Adjusted EBITDA, net of ETL (1.0) $ 1.2 $ 225.4% Net Loss (13.1) $ (11.5) $ 11.9% Diluted EPS (0.28) $ (0.24) $ 14.1% Capital Expenditures 6.5 $ 3.9 $ (39.8)% Rev/ Site 1,954 $ 2,342 $ 19.9% Rev/ Site, net of ETL 1,925 $ 2,003 $ 4.1% Three Months Ended

 Q2 2011 Cash Flow June 30, 2011 Balances Cash and Cash Equivalents: $ 12.4M Long-term Debt: $ 168.5M $ in millions June 30 2010 June 30 2011 Net Cash Provided By Operating Activities 1.2 $ 2.0 $ Net Cash Used For Investing Activities (6.5) (3.9) Cash Used For Financing Activities (0.0) (0.1) Net Decrease in Cash and Cash Equivalents (5.3) $ (2.0) $ Cash Consumption (5.3) $ (2.0) $ Three months ended

Q2 2011 Site Level Performance Market-level EBITDA margin, net of ETL, was 33% in Q211 vs. 37% in Q111 * Per site results calculated by dividing consolidated results by 3,335 Deployed Sites and dividing by three months ** S&M and G&A include non-cash stock- based compensation, which is added back to Adjusted EBITDA Definitions and reconciliations to GAAP are at the end of the presentation. $ in thousands, except per site level Monthly Per June 30, 2011 Deployed Site* Revenue, net of ETL 20,043 $ 2,003 $ Early Termination Liability (ETL) 3,391 339 Revenue 23,433 $ 2,342 $ Direct Site Costs (Rent/Fiber/Other) 12,072 1,207 Market Operations Costs (Techs) 1,313 131 Market Level EBITDA (Field EBITDA) 10,049 $ 1,004 $ Market Level EBITDA, net of ETL 6,659 $ 666 $ Indirect Network Costs 2,166 217 Impairment Charges 3,136 313 Stock-Based Compensation (in Cost of Service) 328 33 Gross Profit 4,419 $ 442 $ Sales & Marketing** 650 65 General & Administrative** 3,410 341 Depreciation & Amortization 8,380 838 Loss from Operations (8,021) $ (802) $ Total Other Income/(Expense) (3,484) (348) Net Loss (11,505) $ (1,150) $ Net Adjustments to EBITDA* 12,704 1,270 Adjusted EBITDA, net of ETL 1,199 $ 120 $ Three Months Ended

Q&A

Appendix

Non-GAAP Financial Measures Adjusted EBITDA is a non-GAAP (Generally Accepted Accounting Principles) financial measure, used to monitor the financial performance of our operations. This measurement, together with GAAP measures such as revenue and loss from operations, assists management in its decision-making processes relating to the operation of our business. Adjusted EBITDA is defined as net income (loss) from operations before interest, taxes, depreciation and amortization, impairment and restructuring charges, severance related to reduction in force, stock-based compensation, gain on early extinguishment of debt, debt exchange expenses and other income (expense). Adjusted EBITDA is not a substitute for loss from operations, net loss, or cash flow used provided by (used for) operating activities as determined in accordance with GAAP, as a measure of performance or liquidity. In addition, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. This non-GAAP financial measure should be viewed in addition to, and not as an alternative for, our reported financial results as determined in accordance with GAAP. Adjusted EBITDA has significant limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

Reconciliation to Adjusted EBITDA $ in thousands June 30 2010 March 31 2011 June 30 2011 Net loss $ (13,051) $ (10,134) $ (11,504) Adjustments: Depreciation and amortization 7,038 8,015 8,380 Stock-based compensation 879 1,165 1,063 Reduction in Force - Severance - 454 - Interest expense 3,486 3,383 3,398 Impairment of long-lived assets and other charges and credits 967 244 3,146 Income tax provision - 2 107 Adjusted EBITDA (681) 3,129 4,590 Early termination liability (ETL) (275) (2,244) (3,391) Adjusted EBITDA, net of ETL $ (956) $ 885 $ 1,199 Three months ended

Reconciliation to Operating Expenses $ in thousands June 30, 2011 Cost of Service Revenues Components Direct Site Costs 12,072 $ Market Operations Costs (Techs) 1,313 Indirect Network Costs 2,167 Impairment Charges 3,136 Stock-Based Compensation 329 Cost of Service Revenues $ 19,017 Three Months Ended